AEGON/TRANSAMERICA SERIES TRUST

Supplement dated May 27, 2005 to Prospectus dated May 1, 2005, as previously supplemented

Jennison Growth

The following supplements, amends and replaces the footnote C under section entitled “Expenses” on page JNGR-3 Jennison Growth of the prospectus.

(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-l fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 0.94%.

Investors should retain this Supplement for future reference.

AEGON/TRANSAMERICA SERIES TRUST

Supplement dated May 27, 2005 to Statement of Additional Information dated May 1, 2005

The following supplement refers to Jennison Growth:

Please replace the first sentence of the paragraph headed “PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER: on Page JNGR-2 Jennison Growth in the Statement of Additional Information with the following:

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.94%.

Investors should retain this Supplement for future reference.